UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 14, 2018. At the Annual Meeting, three proposals, which are described in detail in the Company’s definitive proxy statement dated April 20, 2018 for the Annual Meeting (the “Proxy Statement”), were submitted to a vote of the stockholders. The stockholders voted to (i) elect the nine director nominees named in the Proxy Statement; (ii) ratify the appointment of the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”) and (iii) approve the non-binding resolution approving the Company’s executive compensation.

The total number of shares present in person or by proxy was equal to 76.83% of the total shares issued and outstanding, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The results of the vote for each proposal were as follows:

Proposal 1

Each individual listed below was elected to serve on the Board until the next annual meeting of stockholders and until his respective successor is elected and qualified, or until his earlier resignation or removal.

	For	Withheld	Broker Non-Vote
Thomas D. Brisbin	4,871,054	321,622	1,617,220
Keith W. Renken	4,863,415	329,261	1,617,220
Steven A. Cohen	4,911,015	281,661	1,617,220
Debra Coy	4,981,417	211,259	1,617,220
Raymond W. Holdsworth	4,903,373	289,303	1,617,220
Douglas J. McEachern	4,972,401	220,275	1,617,220
Dennis V. McGinn	4,941,457	251,219	1,617,220
Curtis S. Probst	4,972,401	220,275	1,617,220
Mohammad Shahidehpour	4,933,950	258,726	1,617,220

Proposal 2

Ratification of the Board’s appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2018.

For	Against	Abstain	Broker Non-Vote
6,757,581	9,600	42,715	–

Proposal 3

Approval of the non-binding advisory resolution approving the Company’s executive compensation.

For	Against	Abstain	Broker Non-Vote
4,508,911	362,718	321,047	1,617,220

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: June 15, 2018	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer

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